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                                  EXHIBIT 32.1

                            SECTION 906 CERTIFICATION
                           OF DAVID R. SCHRODER (CEO)

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of MACC Private Equities Inc. (the "Company") on Form 10-K for the year ended September 30, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Schroder, President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ David R. Schroder
                                             -----------------------------------
                                             David R. Schroder,
                                             President and Secretary
                                             (Chief Executive Officer)

December 22, 2003